Subsequent Events	12 Months Ended
Mar. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	Subsequent EventsOn April 26, 2023, Takeda entered into new Syndicated Loans of 100 billion JPY with various banks maturing on April 26, 2030. The new Syndicated Loans have an effective interest rate of 0.68%. The proceeds from these Syndicated Loans were used to repay 100 billion JPY in existing Syndicated Loans falling due on the same day.